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                                  EXHIBIT 10.35

                                                            LOAN MODIFICATION
SEAFIRST BANK                                                   AGREEMENT

     This agreement amends the Revolving Note dated December 2, 1994 ("Note") and Credit Agreement dated December 2, 1994 ("Credit Agreement"), each executed by UTILX CORPORATION ("Borrower") in favor of SEATTLE-FIRST NATIONAL BANK ("Bank"), regarding a loan in the maximum principal amount of $5,000,000 (the "Loan"). For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

       MATURITY DATE. THE MATURITY DATE OF THE NOTE IS CHANGED TO November 30, 1996. SECTION 1.36 OF THE CREDIT AGREEMENT IS AMENDED TO CHANGE THE TERMINATION DATE TO November 30, 1996.

       COVENANTS. THE FOLLOWING COVENANTS OF THE CREDIT AGREEMENT ARE MODIFIED AS FOLLOWS:

 - Section 7.2 of the Credit Agreement is amended to require Borrower to maintain, as of each fiscal quarter end, a minimum Tangible Net Worth of not less than $25,000,000.

 - Section 7.3 of the Credit Agreement is amended to require Borrower to maintain, as of each fiscal quarter end, a ratio of Current Assets to Current Liabilities of not less than 3.00 to 1.

          OTHER TERMS. EXCEPT AS SPECIFICALLY AMENDED BY THIS AGREEMENT OR ANY PRIOR AMENDMENT, ALL OTHER TERMS, CONDITIONS, AND DEFINITIONS OF THE NOTE, CREDIT AGREEMENT, AND ALL OTHER SECURITY AGREEMENTS, GUARANTIES, DEEDS OF TRUST, MORTGAGES, AND OTHER INSTRUMENTS OR AGREEMENTS ENTERED INTO WITH REGARD TO THE LOAN SHALL REMAIN IN FULL FORCE AND EFFECT.

     DATED October    24  , 1995
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Bank:                              Borrower:

SEATTLE-FIRST NATIONAL BANK        UTILX CORPORATION



By                                 By   /s/  Larry D. Pihl
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Title                              Title     VP - Chief Financial Officer
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